As filed with the Securities and Exchange Commission on April 13, 2026
REGISTRATION NO. 333-271020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________
FORM N-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 4
____________________________________
EVERLAKE LIFE INSURANCE COMPANY
(Name of Depositor)
________________________________________________

3100 Sanders Road, Suite 303
Northbrook, IL 60062
(Address of Depositor's Principal Executive Offices) (Zip Code)
1-844-953-2815
(Insurance Company’s Telephone Number, including Area Code)

SONYA EKART, ESQUIRE
Everlake Life Insurance Company
115 Canopy St., Suite 401
Lincoln Nebraska 68508
(Name and Address of Agent for Service)
________________________________________________
COPIES TO:
W. THOMAS CONNER, ESQ.
CARLTON FIELDS
1625 Eye Street NW, Suite 800
Washington, DC 20006

Approximate Date of Proposed Public Offering: On May 1, 2026

It is proposed that this filing become effective (check appropriate box):
[ ]    immediately upon filing pursuant to paragraph (b)
[X]    on May 1, 2026, pursuant to paragraph (b)
[ ]    60 days after filing pursuant to paragraph (a)(1)
[ ]    on (date), pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
[ ]     New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a
    Securities Act registration statement or amendment thereto within 3 years preceding this filing)
[ ]     Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934
(“Exchange Act”))
[ ]     If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
[X]     Insurance Company relying on Rule 12h-7 under the Exchange Act
[ ]     Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Everlake ChoiceRate AnnuitySM
Everlake Life Insurance Company
P.O. Box 83328
Lincoln, NE 68501
Telephone Number: 1-844-953-2815
Fax Number: 1-833-636-0034                             Prospectus dated May 1, 2026

This prospectus describes the Everlake ChoiceRate AnnuitySM, a group and individual single premium deferred annuity contract (“Contract”) issued by Everlake Life Insurance Company (“Everlake Life”). Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information, including a description of all material features, rights and obligations of the Contract.

The Contract is no longer being offered for sale. Existing Contract owners may continue to allocate account value to the Guarantee Period Accounts offered under the Contract. Appendix A provides additional information about the Guarantee Period Accounts.

The Contract permits ongoing systematic withdrawals from the Guarantee Period Accounts prior to the end of the Guarantee Period. These withdrawals may have an adverse effect on values under the Contract, particularly if a negative Market Value Adjustment applies. If an investor intends to make such ongoing withdrawals they should consult with a financial professional regarding the appropriateness of doing so.

The Contracts were available through Everlake Distributors, L.L.C., the principal underwriter for the Contracts.

Everlake Life’s obligations under the Contract are subject to its financial strength and claims-paying ability.

Additional information about certain investment products, including single premium deferred annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

IMPORTANT NOTICES
Neither the Securities and Exchange Commission ("SEC") nor any State securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The Guarantee Period Accounts are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency.

The Contract is a complex investment and involves risks, including potential loss of principal.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in taxes and tax penalties. In addition, premature withdrawals from a Guarantee Period Account during a Guarantee Period may result in a Market Value Adjustment. In extreme circumstances, the maximum potential loss from a negative Market Value Adjustment is 100% of the amount invested in the Guarantee Period Accounts.
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Glossary of Terms
We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.
Accumulation Phase — The period of time that began on the date we issued your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Annuitant — The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). The maximum age of the Annuitant on the date we received the completed application for the Contract was 90.
Beneficiary(ies) — The natural person(s) or entity(ies) designated as the recipients of the Death Benefit; you were able to name one or more primary and contingent Beneficiaries when you applied for a Contract. You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary.
• Primary Beneficiary: The person who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
• Contingent Beneficiary: The person selected by the Contract Owner who will exercise the rights of the primary
Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.
Company — Everlake Life Insurance Company, sometimes referred to as “Everlake Life.”
Contract Owner (“You”) — The person who may exercise all rights stated in the Contract.
Contract Value — The amount that is equal to the sum of all Guarantee Period Account Values during the Accumulation Phase.
Contract Year — The period of time between the Issue Date and each contract anniversary.
Death Proceeds — The amount payable upon the death of the Contract Owner or the death of the Annuitant (if the Contract Owner is a non-living person) if the death occurs prior to the Payout Start Date.
Due Proof — The documentation we require in order to process a claim for proceeds under the Contract.
Due Proof of Death — The documentation we require in order to process a claim for settlement of the Death Proceeds.
Free Withdrawal Amount — The Free Withdrawal Amount for a Guarantee Period Account in a Contract Year is equal to 10% of the Guarantee Period Account Value immediately before you make the first withdrawal from any Guarantee Period Account in that Contract Year.
Gross Withdrawal — The amount the Contract Owner may request (“Withdrawal Request Amount” ) adjusted for withdrawal charges (no longer applicable), taxes, and negative or positive Market Value Adjustments, which will decrease or increase the amount you receive, respectively.
Guarantee Period Account — The initial Guarantee Period Accounts were established when you allocated a portion of the purchase payment to specific guarantee periods. Subsequent Guaranteed Period Accounts are established when a new guarantee period is selected after an expired guarantee period.
Guarantee Period Account Value — The amount allocated to a Guarantee Period Account that earns interest at a specified rate that we guarantee. Currently we offer Guarantee Periods of 1, 3 and 5 years in length.
Income Plan — An Income Plan is a series of scheduled payments to you or someone you designate.
Issue Date — The date the Contract was issued as shown on your Contract data page.
Market Value Adjustment — A Market Value Adjustment (“MVA”) is an increase or decrease in the amount withdrawn reflecting changes in the level of interest rates since a Guarantee Period Account was established.
Net Withdrawal — Under a Net Withdrawal, Market Value Adjustments and deductions for withdrawal charges (no longer applicable) and taxes are made to your Guarantee Period Account Value and are calculated such that you receive the Withdrawal Request Amount.
New Account Start Date — The day on which a Guarantee Period Account is established immediately following the day the prior Guarantee Period Account expired.
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Payout Start Date — The day on which we apply your Contract Value, less any applicable taxes, to an Income Plan.
SEC — Securities and Exchange Commission
Systematic Withdrawal Program — At any time prior to the Payout Start Date, you may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis.
Tax Qualified Contracts — Annuity contracts that may be purchased as or in connection with:
•Individual Retirement Annuities (IRAs) under Code Section 408(b);
•Roth IRAs under Code Section 408A;
•Simplified Employee Pension (SEP IRA) under Code Section 408(k);
•Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
•Tax Sheltered Annuities under Code Section 403(b);
•Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
•State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Window Period — The 45-day period following the expiration of the term of a Guarantee Period Account.
Withdrawal Request Amount — An amount you can request to withdraw from your Contract prior to the Payout Start Date, which may be subject to a Withdrawal Charge (no longer applicable), Market Value Adjustment, and taxes and tax penalties.
We, Us, Our — Our company, Everlake Life Insurance Company, sometimes referred to as “Everlake Life” or the “Company”.
You, Your — The person(s) having the rights of ownership defined in your Contract.

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Overview of the Contract
PURPOSE
The Everlake ChoiceRate AnnuitySM is a group and individual single premium deferred annuity contract that provides a cash withdrawal benefit and a death benefit during the Accumulation Phase, and periodic income payments beginning on the Payout Start Date during the Payout Phase.

The Contract may be appropriate for you if you have either or both of the following financial goals. First, the Contract can help you (we assume you are the (“Contract Owner”) save for retirement because you can invest in the Contract and generally pay no federal income taxes on any earnings until you withdraw them. Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years by selecting one of the income payment options (we call these “Income Plans”).

PHASES OF THE CONTRACT
The Contract has two phases: an Accumulation Phase and a Payout Phase.

Accumulation Phase. The Accumulation Phase begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payment to any combination of the Guarantee Periods. You will earn a fixed rate of interest that we declare periodically. We currently offer 1, 3, and 5 year guarantee periods for renewals. Additional information about each Guarantee Period Account is in Appendix A.

Payout Phase. The Payout Phase of the Contract begins on the Payout Start Date and continues until we make the last income payment required by the Income Plan you select. During the Payout Phase we guarantee the amount of your payments, which will remain fixed. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

CONTRACT FEATURES
Access to Your Money. You can withdraw some or all of your money at any time prior to the Payout Start Date. You may not make any withdrawals or surrender your Contract once the Payout Phase has begun. Withdrawals are subject to a potential negative Market Value Adjustment, taxes, and tax penalties and will reduce the Contract Value and death benefit.

Free Withdrawal. When your contract was purchased, a Withdrawal Charge was applicable for 10 contract years. All existing Contracts have been held for at least ten contract years and the Withdrawal Charge is no longer applicable to any Contracts. While your Contract was subject to Withdrawal Charges, each Contract Year, which is measured from the Issue Date and each Contract anniversary, you were permitted to withdraw up to the Free Withdrawal Amount without paying a Withdrawal Charge. The Free Withdrawal Amount continues to be applicable with respect to Market Value Adjustments. Each Contract Year, you may withdraw up to the Free Withdrawal Amount without paying a Market Value Adjustment charge. The Free Withdrawal Amount for a Guarantee Period Account in a Contract Year is equal to 10% of the Guarantee Period Account Value immediately before you make the first withdrawal from any Guarantee Period Account in that Contract Year. Unused portions of this 10% Free Withdrawal Amount are not carried forward to future Contract Years.

Death Benefit. Under certain conditions, we will pay the Death Proceeds for your Contract on the death of the Contract Owner or the death of the Annuitant (if the Contract Owner is a non-living person) if the death occurs prior to the Payout Start Date. If the Contract Owner or Annuitant (if the Contract Owner is a non-living person) dies after the Payout Start Date, we will pay remaining income payments as described in the “Payout Phase” section of your Contract.

Systematic Withdrawal Program. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. We will deposit systematic withdrawal payments into a designated account. Please consult with your financial representative for details. Systematic withdrawals from the Guarantee Period Account prior to the end of the Guarantee Period may be subject to repeated negative Market Value Adjustments that could result in significant loss. If an investor intends to make such ongoing withdrawals they should consult with a financial professional about the appropriateness of doing so.

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MARKET VALUE ADJUSTMENT
Unless expressly exempted (see the “Charges and Adjustments” section), withdrawals (including withdrawals made under Death Benefit Option A), and Contract surrenders may be subject to a Market Value Adjustment which may result in an upward or downward adjustment of the amount distributed. The Market Value Adjustment may be positive or negative, depending on changes in the Treasury Rate. As a result, you bear the investment risk associated with changes in the Treasury Rate. If the Treasury Rate increases significantly from the time the Guarantee Period Account began, the Market Value Adjustment, any applicable withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon withdrawal of your Contract Value to an amount that is less than your original purchase payment or less than the beginning value of your Guarantee Period Account. An investor could lose a significant amount of money due to the Market Value Adjustment.

Important Information You Should Consider About the Contract

Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals? Are There Transaction Charges? Are There Ongoing Fees?
YES.

Withdrawal Charge. When your contract was purchased, a Withdrawal Charge was applicable for 10 contract years. All existing Contracts have been held for at least 10 contract years and the Withdrawal Charge is no longer applicable to any Contracts.

Market Value Adjustment. Withdrawals, unless expressly exempted, may be subject to a Market Value Adjustment, which could decrease the amount of the withdrawal. You could lose up to 100% of your investment from a negative Market Value Adjustment. For example, if you allocate $100,000 to a 5 year Guarantee Period Account and later withdraw the entire amount before the 5 years has ended, you could lose up to $100,000 of your investment. The loss will be greater if you also have to pay taxes and tax penalties.

Only withdrawals (including withdrawals made under Death Benefit Option A) and Contract surrenders are subject to a Market Value Adjustment. We will not apply the Market Value Adjustment to:
•withdrawals you make to satisfy IRS minimum distribution rules for the Contract;
•withdrawals made within the Free Withdrawal Amount;
•withdrawals made during the Window Period;
•amounts paid during the Payout Phase; or
•amounts paid as Death Proceeds in a lump sum.

No.

No.

Charges and Adjustments

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Risks		Location in Prospectus
Is There a Risk of Loss from Poor Performance?
No. You can lose money by investing in the Contract, but any potential loss is due to a Market Value Adjustment because principal and earnings are guaranteed if held to the end of the Guarantee Period.
Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although Withdrawal Charges are no longer applicable, as discussed above amounts removed from the Contract prior to the end of a Guarantee Period (including withdrawals made under Death Benefit Option A) may result in a negative Market Value Adjustment. Withdrawals will reduce the Contract Value and death benefit and may be subject to taxes, and any withdrawals you make prior to the age of 59½ may also be subject to a 10% additional tax penalty.

Contract value will be allocated at the end of an expiring Guarantee Period according to your instructions. If we do not receive instructions from you, a new Guarantee Period Account of the same duration as the previous Guarantee Period Account, or the next shortest if no longer available, is automatically established at the annualized effective interest rate declared for the new Guarantee Period Account.

Principal Risks of Investing in the Contract
What Are the Risks Associated with the Guarantee Period Accounts?	The Company has no specific formula for determining the rate of interest that it will declare. The Company will make the final determination as to the interest rates to be declared.	Guarantee Periods
What Are the Risks Relating to the Insurance Company?	An investment in the Contract is subject to the risks related to Everlake Life. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-844-953-2815.	Principal Risks of Investing in the Contract

Restrictions	Location in Prospectus
Are There Restrictions on the Guarantee Period Accounts?
Yes. The minimum you may withdraw is $250. If the amount you withdraw reduces the Contract Value to less than $1,000, we may treat the withdrawal request as a request to surrender the Contract.

The Company reserves the right to offer additional Guarantee Periods, to limit or terminate Guarantee Periods, and to limit or terminate the Guarantee Periods available in the future. Amounts may not be transferred among Guarantee Periods during the Guarantee Period.
Surrender and Withdrawals
Are There Any Restrictions on Contract Benefits?
Yes. There are restrictions relating to free withdrawal amounts, systematic withdrawals, and the death benefit. Systematic withdrawals from Guarantee Period Accounts prior to the end of the Guarantee Period may be subject to repeated negative Market Value Adjustments that could result in significant loss.
Surrender and Withdrawals Withdrawal Charges Market Value Adjustment Systematic Withdrawal Program

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Taxes	Location in Prospectus
What Are the Contract’s Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may also be subject to a 10% tax if taken
before age 59½.	Taxes

Fee Table
The following table describes the adjustments that applies if all or a portion of the Guarantee Period Account Value is removed from a Guaranteed Period Account before the expiration of the guarantee period.

ADJUSTMENTS

Market Value Adjustment Maximum Potential Loss....................................... (as a percentage of the amount withdrawn)	100%

Principal Risks of Investing in the Contract
The risks identified below are the principal risks of investing in the Contract. Your Contract and the Guarantee Period Accounts may be subject to additional risks other than those identified and described in this prospectus.

RISK OF LOSS
You can lose money by investing in the Contract.
NOT A SHORT-TERM INVESTMENT
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although Withdrawal Charges are no longer applicable, amounts removed from the Contract prior to the end of a guarantee period may result in a negative Market Value Adjustment. Withdrawals may be subject to taxes. Any withdrawals you make prior to the age of 59½ may also be subject to a 10% additional tax. The maximum potential loss resulting from a negative MVA is 100% of the amount invested in the Guarantee Period Accounts.

GUARANTEE PERIOD ACCOUNTS
The Company has no specific formula for determining the rate of interest that it will declare. The Company will make the final determination as to the interest rates to be declared.

INSURANCE COMPANY RISKS
An investment in the Contract is subject to the risks related to Everlake Life. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-844-953-2815.
INVESTMENT RISK
Withdrawals as well as Contract surrenders taken from the Contract may be subject to a Market Value Adjustment. The Market Value Adjustment may be positive or negative, depending on changes in the Treasury Rate. As a result, you bear the investment risk associated with changes in the Treasury Rate.

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CONTRACT BENEFIT RISK
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a Market Value Adjustment, taxes and tax penalties. There are risks associated with the benefits offered under the Contract, namely, Free Withdrawal Amounts, the systematic withdrawal program, and the death benefit:

•Free Withdrawal Amounts. Each Contract Year, you may withdraw up to the Free Withdrawal Amount without paying a Market Value Adjustment charge. The Free Withdrawal Amount for a Guarantee Period Account in a Contract Year is equal to 10% of the Guarantee Period Account Value immediately before you make the first withdrawal from any Guarantee Period Account in that Contract Year. Cumulative withdrawals for a Contract Year in excess of the Free Withdrawal Amount are subject to the Market Value Adjustment. Unused portions of the Free Withdrawal Amount in a particular Contract Year are not carried forward to future Contract Years.

•Systematic Withdrawal Program. Systematic withdrawals from the Guarantee Period Accounts prior to the end of a Guarantee Period may be subject to repeated negative Market Value Adjustments that could result in significant loss.

•Death Benefit.Withdrawals will reduce the death benefit and death must occur prior to the Payout Start Date. A claim for settlement of the Death Proceeds must include Due Proof of Death, which is the documentation we require to process a claim for proceeds under the Contract.
CONTRACT CHANGES RISK
We reserve the right to limit the Guarantee Periods available in the future.

TAX CONSEQUENCES
For federal income tax purposes, distributions or withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 ½, may be subject to an additional 10% federal tax penalty. Please review the “Taxes” section.

Everlake Life Insurance Company
On November 1, 2021, Allstate Insurance Company completed its sale of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Life Insurance Company changed its name to Everlake Life Insurance Company (“Everlake Life”) and Everlake Life is now a wholly owned subsidiary of Everlake US Holdings Company. In addition, Allstate Distributors, LLC changed its name to Everlake Distributors LLC.

Everlake Life is the issuer of the Contract. Everlake Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Everlake Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. The Contracts are no longer offered for sale in any jurisdiction. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Everlake Life is obligated to pay all amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.

RELIANCE ON RULE 12H-7
Rule 12h-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. The Contracts described in this prospectus fall within the exemption provided under rule 12h-7. Effective May 8, 2020, Everlake Life will rely on the exemption provided under Rule 12h-7 and will not file reports under the Exchange Act.

NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
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Charges and Adjustments
As a Contract Owner, you will bear the charges and expenses described below. Please note that although Withdrawal Charges are no longer deducted under the Contract, the “Withdrawal Charge” section below has been retained for historical purposes.

WITHDRAWAL CHARGE
When you purchased your Contract, a Withdrawal Charge was applicable for ten contract years if you made withdrawals during the Accumulation Phase. However, each Contract Year, you were permitted to withdraw up to the Free Withdrawal Amount without paying a withdrawal charge. The Free Withdrawal Amount for a Guarantee Period Account in a Contract Year was equal to 10% of the Guarantee Period Account Value immediately before you made the first withdrawal from any Guarantee Period Account in that Contract Year. Unused portions of this 10% Free Withdrawal Amount were not carried forward to future Contract Years.

All existing Contracts have been held for at least ten contract years and the Withdrawal Charge is no longer applicable to any Contracts.

MARKET VALUE ADJUSTMENT
Withdrawals and Contract surrenders, unless expressly exempted, may be subject to a Market Value Adjustment. The purpose of the MVA is to transfer risk from the Company to the investor to protect the Company from losses on its own investments supporting Contract guarantees if amounts are withdrawn prematurely. The maximum potential loss resulting from a negative MVA is 100% of the amount invested in the Guarantee Period Accounts. You can obtain the current value of the MVA by calling 1-844-953-2815. You should be aware that the value can fluctuate daily, and the current value quoted may differ from the actual value calculated at the time of adjustment.

We will not apply the Market Value Adjustment to:
•withdrawals you make to satisfy IRS minimum distribution rules for the Contract;
•withdrawals made within the Free Withdrawal Amount;
•withdrawals made during the Window Period;
•amounts paid during the Payout Phase; or
•amounts paid as Death Proceeds in a lump sum.

We will apply the Market Value Adjustment if Death Proceeds Payments are received under Option A (see “Death Benefits” section), where the new Contract Owner may elect to receive the Contract Value payable within 5 years of the date of your death.

An MVA is not applicable when applying the Contract Value to an Income Plan.

We apply the Market Value Adjustment to reflect changes in interest rates from the date a Guarantee Period Account was established to the time you make the withdrawal.We calculate the Market Value Adjustment by comparing the U.S. Treasury Rate Constant Maturity Yield (“Treasury Rate”) for a maturity equal to the term length of the Guarantee Period Account for the week prior to the date the Guarantee Period Account begins to the Treasury Rate for a maturity equal to the term length of that Guarantee Period Account for the week prior to the date we receive your withdrawal request.

The Market Value Adjustment may be positive or negative, depending on changes in the Treasury Rate. As a result, you bear the investment risk associated with changes in the Treasury Rate. If the Treasury Rate increases significantly from the time the Guarantee Period Account began, the Market Value Adjustment, any applicable withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than your original purchase payment or less than the beginning value of your Guarantee Period Account.

Generally, if the Treasury Rate at the beginning of the Guarantee Period Account is lower than the current Treasury Rate upon withdrawal, then the Market Value Adjustment will result in a lower amount payable to you. Conversely, if the Treasury Rate at the beginning of the Guarantee Period Account is higher than the current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to you.

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For example, assume that you purchase a Contract and the Treasury Rate on the day you purchase the Contract is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal in excess of the Free Withdrawal Amount. If, at that later time, the Treasury Rate is 4.00%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the Treasury Rate is 5.00%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you. The hypothetical interest rate in this example is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

The Market Value Adjustment also depends upon the amount of time remaining prior to the expiration of the current Guarantee Period Account. Generally the earlier the withdrawal occurs in the Guarantee Period, the greater the amount of the Market Value Adjustment. The formula for calculating Market Value Adjustments is set forth in the back of this prospectus under Appendix B., which also contains additional examples of the application of the Market Value Adjustment.

Each Contract Year, you may withdraw up to the Free Withdrawal Amount without paying a negative Market Value Adjustment. The Free Withdrawal Amount for a Guarantee Period Account in a Contract Year is equal to 10% of the Guarantee Period Account Value immediately before you make the first withdrawal from any Guarantee Period Account in that Contract Year. Unused portions of this 10% Free Withdrawal Amount are not carried forward to future Contract Years.

We calculate the Market Value Adjustment by multiplying the applicable Market Value Adjustment factor by the amount by which a Withdrawal Request Amount exceeds the Free Withdrawal Amount for the Guarantee Period Account. When you request a Withdrawal, you must inform us whether you want the Withdrawal to be a Gross Withdrawal or a Net Withdrawal. For a Net Withdrawal, any taxes and negative Market Value Adjustment will be deducted from each applicable Guarantee Period Account so that you will receive the full amount of your Withdrawal Request Amount. For Gross Withdrawal, any taxes and negative Market Value Adjustment will deducted from your Withdrawal Amount Request rather than from each applicable Guarantee Period Account so that you will not receive your full Withdrawal Request Amount.

General Description of the Contract
CONTRACT OWNER
The Everlake ChoiceRate AnnuitySM is a contract between you, the Contract Owner, and Everlake Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
•the amount and timing of your withdrawals,
•the programs you want to use to withdraw money,
•the income payment plan you want to use to receive retirement income,
•the Annuitant (either yourself or someone else) on whose life the income payments will be based,
•the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and
•any other rights that the Contract provides.

If you die, any surviving Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

The Contract cannot be jointly owned by both a non-living person and a living person. The age of the oldest Contract Owner could not have exceeded 90 as of the date we received the completed application.

The Contract previously was available for purchase as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, (“Code”) may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued as an IRA, 403(b), or with a qualified plan.

11 PROSPECTUS

Except for certain Qualified Contracts, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept your change request, any change will be effective on the date you sign the written request. We will not be liable for any payment we make or other action we take before accepting any written request from you. Accordingly, if you wish to change the Contract Owner, you should deliver your written request to us promptly. Each change is subject to any payment we make or other action we take before we accept it.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

Any request to exercise ownership rights must be signed by all Owners.

ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). The Contract requires that there be an Annuitant at all times during the Accumulation Phase and on the Payout Start Date. The Annuitant must be a living person. The Annuitant may not be older than 90 as of the date we receive the completed application.

You initially designate an Annuitant in your application. You (or the youngest Contract Owner if there is more than one) will be the Annuitant unless a different person is named. If the Contract Owner is a living person, you may change the Annuitant at any time prior to the Payout Start Date in a form satisfactory to us.

Once we accept your change request, any change will be effective on the date you sign the written request. We are not liable for any payment we make or other action we take before accepting any written request from you.

If you select Income Plan 2, you may designate a joint Annuitant, who is a second person on whose life income payments depend. A joint Annuitant designation is effective only on the Payout Start Date and remains effective thereafter.

BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the Death Proceeds or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies on or after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue. A contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary request form to be signed by you and filed with us. Until we receive your written request to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Once we accept your change request, any change will be effective on the date you sign the written request. We are not liable for any payment we make or other action we take before accepting any written request from you. Accordingly, if you wish to change your Beneficiary, you should deliver your written request to us promptly.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if no named Beneficiary is living when the sole surviving Contract Owner dies, the new Beneficiary will be:

•your spouse, or if he or she is no longer alive,
•your surviving children equally, or if you have no surviving children,
•your estate.

Children, as used in this prospectus, are natural and adopted children only, either minor or adult.

12 PROSPECTUS

If more than one Beneficiary survives you, we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.

For purposes of the Contract, in determining whether a living person, including a Contract Owner, primary Beneficiary, contingent Beneficiary, or Annuitant (“Living Person A”) has survived another living person, including a Contract Owner, primary Beneficiary, contingent Beneficiary, or Annuitant (“Living Person B”), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

MODIFICATION OF THE CONTRACT
Only an officer of Everlake Life may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law or except as otherwise permitted in the Contract. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
No Contract Owner has a right to assign any interest in a Contract as collateral or security for a loan, and we will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may otherwise assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until you sign and file it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-844-953-2815.

Payout Phase
PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value, less any applicable taxes, to an Income Plan. The Payout Start Date must be:
•at least 30 days after the Issue Date; and
•no later than the Annuitant’s 90th birthday, or
•the 10th Contract anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the new Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose only one Income Plan. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If we do not receive notification of your selection, you will be deemed to have elected Income Plan 1, life income with guaranteed payments for 120 months, and we will make payments in accordance with that Income Plan. You may not make withdrawals or change your choice of Income Plan after the Payout Start Date. If you do not want an Income Plan you must surrender your Contract prior to the Contract Maturity Date.

13 PROSPECTUS

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis”. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59½, may be subject to an additional 10% federal tax penalty.

The three Income Plans available under the Contract are:

Income Plan 1 - Life Income with and without Guaranteed Number of Payments. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase before the selected number of guaranteed income payments have been made, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed (“Guaranteed Payment Period”) may range from 0 to 360 months. If you choose 0 months, payments will continue only as long as the Annuitant lives. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

Income Plan 2 - Joint and Survivor Life Income with and without Guaranteed Number of Payments. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase before the selected number of guaranteed income payments have been made, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If you choose 0 months, payments will continue only as long as the Annuitant or joint Annuitant lives. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

Income Plan 3 - Guaranteed Number of Payments. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs before the third Contract anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amount of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments. As a general rule, plans with a joint Annuitant also will result in lower income payments. Income plans may vary from state to state.

We may make other Income Plans available, including ones that you and we agree upon. You may obtain information about them by writing or calling us.

If the Contract Owner dies after the Payout Start Date, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies). Any remaining income payments will be paid to the new Contract Owner as scheduled.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we will require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and may require proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no guaranteed payments, it is possible that the payee could receive no income payments if the Annuitant and any joint Annuitant both die before the first income payment, or only one income payment if they die before the second income payment, and so on.

We will apply your Contract Value less any applicable premium tax, to your Income Plan on the Payout Start Date. For Contracts issued in Georgia and Maryland the amount that we will apply to an Income Plan will never be less than 90% of the purchase payment, less any prior withdrawals, accumulated at the minimum interest rate of 3.00% required to be credited under the relevant nonforfeiture law of such respective states. For additional information concerning these states, please contact your financial representative or Everlake Life at 1-844-953-2815.

14 PROSPECTUS

If the amount available to apply under an Income Plan is less than $3,000, or if your initial monthly payment would be less than $20, and state law permits, we reserve the right to:
•reduce the frequency of your payments so that each payment will be at least $20; or
•terminate the Contract and pay you the Contract Value less any applicable taxes, in a lump sum instead of the periodic payments you have chosen.

INCOME PAYMENTS
Subject to your Income Plan selection, we may guarantee income payment amounts for the duration of the Income Plan. We calculate income payments by:
1.determining your Contract Value as of the Payout Start Date;
2.deducting any applicable premium tax; and
3.applying the resulting amount to the greater of:
(a)the appropriate value from the income payment table in your Contract; or
(b)such other value as we are offering at that time.

We may postpone, at our discretion, making fixed income payments for a period of up to six months or such shorter time as state law may allow. Where required, we will obtain prior approval from your state Insurance Commissioner. If we postpone payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contract described in this prospectus contains income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex, to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

Benefits Available Under the Contract
The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Amount	Permits you to withdraw a specified amount from your Contract each Contract Year without paying a Market Value Adjustment charge	Standard	No Charge	The free amount available each Guarantee Period Account year cannot be carried forward or transferred to increase the free amount in another Guarantee Period Account.
Systematic Withdrawal Program	Allows you to receive regular automatic withdrawals from your Contract either monthly or quarterly, semi-annually, or annually.	Standard	No Charge	The minimum amount of each systematic withdrawal is $50.

Systematic withdrawals from a Guarantee Period Account prior to the end of the Guarantee Period may be subject to repeated MVAs that may result in significant loss.
Death Benefit	Provides a death benefit upon the death of the Contract Owner or the death of the Annuitant (if the Contract Owner is a non-living person) if the death occurs prior to the Payout Start Date. If the Contract Owner or Annuitant (if the Contract Owner is a non-living person) dies after the Payout Start Date, we will pay remaining income payments as described in the “Payout Phase” section of your Contract.	Standard	No Charge	Death must occur prior to the Payout Start Date.
The benefits listed in the above table are described elsewhere in this prospectus.
15 PROSPECTUS

Death Benefits
Under certain conditions, described below, we will pay the Death Proceeds for your Contract on the death of the Contract Owner or the death of the Annuitant (if the Contract Owner is a non-living person) if the death occurs prior to the Payout Start Date. If the Contract Owner or Annuitant (if the Contract Owner is a non-living person) dies after the Payout Start Date, we will pay remaining income payments as described in the “Payout Phase” section of your Contract.
The Contract offers Death Proceeds prior to the Payout Start Date on the earlier of:
1.the death of any Contract Owner; or
2.the death of the Annuitant, if the Contract Owner is a non-living person.
We will pay the Death Proceeds to the new Contract Owner as determined immediately after the death. The new Contract Owner will be the surviving Contract Owner(s) or, if there are none, the Beneficiary(ies).
A claim for settlement of the Death Proceeds must include Due Proof of Death. We will accept the following documentation as “Due Proof of Death”:
•a certified copy of a death certificate;
•a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•any other proof acceptable to us.
Prior to the Payout Start Date, the Death Proceeds are equal to the Contract Value.
We will calculate the value of the Death Proceeds as of the date we receive the first complete request for settlement of the Death Proceeds from any Owner.
For Contracts issued in Georgia and Maryland the amount of the Death Proceeds that we will pay you will never be less than 90% of the purchase payment, less any prior withdrawals, accumulated at the minimum interest rate of 3.00% required to be credited under the relevant nonforfeiture law of such respective states. For additional information concerning these states, please contact your financial representative or Everlake Life at 1-844-953-2815.

DEATH PROCEEDS PAYMENT
Death of Contract Owner. If any Contract Owner dies before the Payout Start Date, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the Beneficiary provision.

If there is more than one new Contract Owner taking a share of the Death Proceeds each new Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each new Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below for his or her respective share. Each new Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original new Contract Owner.

The Options available to the new Contract Owner will be determined by the applicable Category described below in which the new Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

Category 1. If your spouse is the sole new Contract Owner of the entire Contract, the Contract will continue in the Accumulation Phase, unless your spouse chooses from Options A, B, or C, described below. If you also were the Annuitant, then your spouse will be the new Annuitant unless he or she names a new Annuitant, as described in the Annuitant provision, above. Your spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a withdrawal charge; however the amount withdrawn may be subject to a Market Value Adjustment.

Category 2. If the new Contract Owner is a living person who is not your spouse, or if there are multiple living new Contract Owners, the new Contract Owner(s) must (each) choose from Options A, B or C, described below. If a new Contract Owner does not choose one of these Options, Option A will apply for such new Contract Owner.

Category 3. If the new Contract Owner is a corporation, trust or other non-living person, the new Contract Owner must choose between Options A or C, described below. If the new Contract Owner does not choose either of these Options, Option A will apply.
16 PROSPECTUS

The following Death of Contract Owner Options are available, as applicable:
Option A. The new Contract Owner may elect to receive the Contract Value payable within 5 years of the date of your death. Withdrawal charges will be waived for any withdrawals made during this 5 year period; however the amounts withdrawn may be subject to Market Value Adjustments.
If the new Contract Owner dies prior to the end of the 5 year period and before the complete liquidation of the Contract Value, then the new Contract Owner’s Beneficiary(ies) will receive the remaining Contract Value. This amount must be fully withdrawn within 5 years of the date of your death.
Option B. The new Contract Owner may elect, within 11 months of the date of your death, to receive the Death Proceeds paid out under one of the Income Plans described in the Income Payments section, subject to the following conditions:
Income payments must begin within one year of your date of death. Income payments must be payable:
i.Over the life of the new Contract Owner; or
ii.for a guaranteed payment period of at least 5 years, but not to exceed the life expectancy of the new Contract Owner; or
iii.over the life of the new Contract Owner with a guaranteed payment period of at least 5 years, but not to exceed the life expectancy of the new Contract Owner.
Option C. The new Contract Owner may elect to receive the Death Proceeds immediately in a lump sum but no later than five years from the date of death. Death Proceeds received under this Option in a lump sum are not subject to a Market Value Adjustment.
All ownership rights subject to the conditions described in this provision or any restrictions previously placed upon the Beneficiary, will be available to the new Contract Owner from the date of your death until the date on which the Death Proceeds are paid.
We reserve the right to offer additional Death of Contract Owner Options.
Option D. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the “Annual Required Distribution” calculated for each calendar year. The first such withdrawal must occur within:
i.One year of the date of death;
ii.The same calendar year as the date we receive the first Complete Request for Settlement; and
iii.One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable. In the calendar year in which the Death Proceeds are determined, the Annual Required Distribution is equal to the Contract Value on the date of the first distribution divided by the “Life Expectancy” of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year. In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value. If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner’s Beneficiary(ies).

Death of Annuitant. If the Annuitant who is also the Contract Owner dies before the Payout Start Date, the Death of Contract Owner provision, described above will apply. If the Annuitant who is not also the Contract Owner dies before the Payout Start Date, the Options available to the Contract Owner will be determined by the applicable Category described below in which the Contract Owner is defined.

17 PROSPECTUS

Category 1. If the Contract Owner is a living person, the Contract will continue in the Accumulation Phase with a new Annuitant. The new Annuitant will be:
i.A person you name by written request subject to the conditions described in the Annuitant provision; otherwise,
ii.The youngest Contract Owner; otherwise,
iii.The youngest Beneficiary.
Category 2. If the Contract Owner is a corporation, trust or other non-living person, the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death. Withdrawal charges will be waived for any withdrawals made during this 5 year period; however the amounts withdrawn may be subject to Market Value Adjustments.
All ownership rights provided by the Contract will be available to the Contract Owner from the date of the Annuitant’s death until the date on which the Death Proceeds are paid.
We reserve the right to offer additional Death of Annuitant Options.

Purchases and Contract Value
The Contracts described herein are no longer sold and we are no longer accepting Purchase Payments. The remainder of this section is included largely for purposes of historical reference.

PURCHASE PAYMENTS
Your purchase payment must be at least $10,000. No additional purchase payments may be made to the Contract at any time. We reserve the right to accept a lesser initial purchase payment amount. The maximum amount of the purchase payment we will accept for the Contract without our prior approval is $1,000,000. We reserve the right to reject any application.
Your purchase payment becomes part of our general account, which supports our insurance and annuity obligations. The general account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the general account, subject to applicable law. You do not share in the investment experience of the general account. Obligations under the Contract are subject to the financial strength and claims paying ability of Everlake Life, the registrant.

ALLOCATION OF PURCHASE PAYMENTS
You must decide how to allocate your purchase payment amount among the Guarantee Periods. A Guarantee Period is a period of years during which you will earn a guaranteed interest rate on your money. We will apply your purchase payment to the Guarantee Period you select within 7 days of the receipt of the payment and required information.

CONTRACT VALUE AND GUARANTEE PERIOD ACCOUNT VALUE
Your Contract Value at any time during the Accumulation Phase is equal to the sum of all Guarantee Period Account Values. Each Guarantee Period Account Value is equal to the amount of the purchase payment allocated to a Guarantee Period Account;
•plus credited interest to the Guarantee Period Account;
•less withdrawals of the purchase payment and/or less withdrawals of interest from that Guarantee Period Account; and
•if any such withdrawal is a Net Withdrawal,
•any applicable withdrawal charge (no longer applicable) and taxes imposed for such withdrawal also will be deducted from each applicable Guarantee Period Account; and
•the withdrawal will be subject to a Market Value Adjustment, which may decrease or increase the Guarantee Period Account Value.
Under a Gross Withdrawal, adjustments will be made to your Withdrawal Request Amount rather than the remaining Guarantee Period Account Value, for withdrawal charges, taxes and Market Value Adjustments.

TRIAL EXAMINATION PERIOD
The Trial Examination Period has expired and is no longer in effect.

18 PROSPECTUS

PRINCIPAL UNDERWRITER
Everlake Distributors, L.L.C. (“EDLLC”), located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Contract. EDLLC is a wholly owned subsidiary of Everlake Life. EDLLC is registered as a broker‑dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADMINISTRATION
We have primary responsibility for all administration of the Contracts. We provide the following administrative services, among others:
•issuance of the Contracts;
•maintenance of Contract Owner records;
•Contract Owner services; and
•preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

Correspondence sent by regular mail to our Customer Service Center should be sent to PO Box 83328, Lincoln, NE 68501. Your correspondence will be picked up at this address and then delivered to our Customer Service Center. Your correspondence is not considered received by us until it is received at our Customer Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Customer Service Center or via telephone number at (844) 953-2815 or via fax number at (833) 636-0034 if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Customer Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
19 PROSPECTUS

Guarantee Periods
You may allocate your purchase payment to a specific Guarantee Period Account or you may divide your purchase payment among multiple Guarantee Period Accounts. Your Guarantee Period Account Value allocated to a Guarantee Period Account will earn interest at a specified rate that we guarantee. Currently we offer Guarantee Periods of 1, 3 and 5 years in length. In the future, we may offer Guarantee Periods of different lengths ranging from 1 to 10 years or stop offering some Guarantee Periods. We reserve the right to offer additional Guarantee Periods, or to limit the Guarantee Periods available in the future. A new Guarantee Period Account is established when:
•you allocate your original purchase payment; and
•the Guarantee Period Account Value of an expiring Guarantee Period Account is applied to establish a new Guarantee Period Account.
Each Guarantee Period Account is identified by the date the Guarantee Period Account was established and the term length of the Guarantee Period Account. Information regarding each Guarantee Period Account, including its name, term and minimum guaranteed interest rate, is available in Appendix A.
An investor may lose a significant amount upon surrender or withdrawal from a Guarantee Period Account before the end of the Guarantee Period due to the MVA.

INTEREST RATES
We will tell you what interest rates we are offering at a particular time. We will not change the interest rate that we credit to a Guarantee Period Account until it expires (except when an Enhanced First Year Rate applies as described below). The interest rates we quote will fluctuate from time to time and will vary depending upon the date a Guarantee Period Account begins. We have no specific formula for determining the annualized effective interest rate that we will declare initially or in the future. We will set interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, sales commissions and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future.

If at any time you want to find out what Guarantee Periods and corresponding interest rates are currently available, you may check with your financial representative, or go to https://www.everlakelife.com, or call us at 1-844-953-2815.

HOW WE CREDIT INTEREST
We will credit interest to your purchase payment beginning on the Issue Date. The interest credited to the initial Guarantee Period Account(s) will depend on the annualized effective interest rate we declared when your purchase payment was allocated to such Guarantee Period Account(s). Interest will be credited to a renewed Guarantee Period Account at the annualized effective interest rate declared by us at our discretion, from the day immediately following the day the prior Guarantee Period Account expires. Interest will be credited daily at a rate which compounds over each year to such annualized effective interest rate. Your annualized effective interest rate includes Bonus Rates and/or Enhanced First Year Rates, if applicable.

The following example illustrates how a $10,000 purchase payment would grow, if allocated to a 5 year Guarantee Period, crediting a hypothetical 4.50% annualized effective interest rate:

Purchase Payment	$10,000
Guarantee Period	5 Years
Annualized Effective Interest Rate	4.50%
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End of Contract Year
	Year 1	Year 2	Year 3	Year 4	Year 5
Beginning Contract Value	$10,000.00
× (1 + Annual Interest Rate)	1.045
	$10,450.00
Contract Value at end of Contract Year		$10,450.00
× (1 + Annual Interest Rate)		1.045
		$10,920.25
Contract Value at end of Contract Year			$10,920.25
× (1 + Annual Interest Rate)			1.045
			$11,411.66
Contract Value at end of Contract Year				$11,411.66
× (1 + Annual Interest Rate)				1.045
				$11,925.19
Contract Value at end of Contract Year					$11,925.19
× (1 + Annual Interest Rate)					1.045
					$12,461.82
The example above assumes no withdrawals were made during the entire 5 year period. If you were to make a partial withdrawal, you may be required to pay a Withdrawal Charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical annualized effective interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.
Renewals. We will mail you a notice at least 10 days prior to the end of each Guarantee Period Account informing you of the options available to you for the expiring Guarantee Period Account. During the 45-day Window Period, you may either:
1)apply the Guarantee Period Account Value to new Guarantee Period Account(s). The new Guarantee Period Account will begin on the New Account Start Date at the annualized effective interest rate we declared for the new Guarantee Period; or
2)withdraw all or a portion of your money in the expiring Guarantee Period Account without incurring a withdrawal charge or a Market Value Adjustment. Taxes and potential tax penalties may apply.
If we do not receive an election from you within the Window Period, a new Guarantee Period Account of the same duration as the previous Guarantee Period Account is automatically established at the annualized effective interest rate declared for the new Guarantee Period Account. If a Guarantee Period Account of the same duration is no longer offered, then we will allocate the amount in the expiring Guarantee Period Account to a new Guarantee Period Account with the next shortest duration then offered. The new allocation will also be reflected in your next account statement.
If you choose to make a withdrawal from an expiring Guarantee Period Account during the Window Period and:
1)we receive your request to make a withdrawal on or before the New Account Start Date, then the withdrawal will be deemed to have occurred on the New Account Start Date; or
2)we receive your request to make a withdrawal during the Window Period, then the withdrawal will be made on the day we process your withdrawal request and the amount withdrawn will earn interest, at the rate we declared for a Guarantee Period Account of the same term length as the expiring Guarantee Period Account, for the period beginning on the New Account Start Date and ending on the day your withdrawal is processed.
Any remaining balance not withdrawn will earn interest for the term of the new Guarantee Period Account at the annualized effective interest rate declared for such account.

21 PROSPECTUS

Surrenders and Withdrawals
You can withdraw some or all of your money at any time prior to the Payout Start Date. You may not make any withdrawals or surrender your Contract once the Payout Phase has begun.

The minimum you may withdraw is $250. If the amount you withdraw reduces the Contract Value to less than $1,000, we may treat the withdrawal request as a request to surrender the Contract.

Withdrawals and full surrenders may be subject to a Market Value Adjustment and taxes and tax penalties. If you request a total withdrawal, we may require that you return your Contract to us.

We calculate the amount of the MVA based upon the amount of your withdrawal request (“Withdrawal Request Amount”). When you make a withdrawal, you must specify whether you choose to make a Gross Withdrawal or a Net Withdrawal.

Under a Gross Withdrawal, taxes and negative Market Value Adjustments are deducted from your Withdrawal Request Amount and will decrease the amount you receive. Positive Market Value Adjustments will not be added to your Guarantee Period Account Value, but rather will be included in the withdrawal payment you receive.

Under a Net Withdrawal, Market Value Adjustments and deductions for taxes are made to your Guarantee Period Account Value and are calculated such that you receive the Withdrawal Request Amount.

If you do not specify whether your withdrawal is a Gross Withdrawal or a Net Withdrawal, it will be deemed to be a Gross Withdrawal. A withdrawal of the entire Contract Value will always be a Gross Withdrawal.

You must also specify the Guarantee Period Account(s) from which you wish to make a withdrawal. If you do not specify the Guarantee Period Accounts from which you wish to make a withdrawal, we will withdraw funds from any Guarantee Period Account(s) that is in a Window Period. If the combined Guarantee Period Account Values from all such Guarantee Period Accounts are not sufficient to fund your withdrawal, we will then withdraw funds from Guarantee Period Accounts that are not in a Window Period. The amount we withdraw from each Guarantee Period Account will be in the proportion that the Guarantee Period Account Value of that Guarantee Period Account bears to the total Guarantee Period Account Value of all Guarantee Period Accounts not in a Window Period.

For Contracts issued in Georgia and Maryland if you withdraw the entire Contract Value, the amount that we will pay you will never be less than 90% of the purchase payment, less any prior withdrawals, accumulated at the minimum interest rate required to be credited under the relevant nonforfeiture law of such respective states.

For federal income tax purposes, distributions taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first followed by the oldest purchase payments. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59½, may be subject to an additional 10% federal tax penalty.

We will base the amount of the surrender or withdrawal proceeds on the Contract Value that is next computed after we receive the completed surrender or withdrawal request at our Customer Service Center. See “Administration” section.

Withdrawals will reduce the Contract Value by the amount of the Withdrawal Request Amount, and because the death benefit is based on Contract Value, withdrawals will reduce the Death Proceeds Amount commensurately.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. We will deposit systematic withdrawal payments into a designated account. Please consult with your financial representative for details.

Distributions taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first followed by the oldest purchase payments. If you have a Tax Qualified Contract, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59½, may be subject to an additional 10% federal tax penalty.

22 PROSPECTUS

We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
Systematic withdrawals from the Guarantee Period Accounts prior to the end of the Guarantee Period may be subject to repeated negative MVAs that could result in significant loss, and if an investor intends to make such ongoing withdrawals they should consult with a financial professional about the appropriateness of doing so.

POSTPONEMENT OF PAYMENTS
Everlake Life may postpone paying any amount for a partial or total withdrawal to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for the partial or total withdrawal will be paid within seven days.
We may postpone, at our discretion, payment of withdrawals for up to six months from the date we receive your withdrawal request or such shorter time as the law may allow. Where required, we will obtain prior approval from your state Insurance Commissioner.

MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $1,000, we will treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any Market Value Adjustments, withdrawal charges and applicable taxes.

Taxes
The following discussion is general and is not intended as tax advice. Everlake Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax advisor.

TAXATION OF EVERLAKE LIFE INSURANCE COMPANY
Everlake Life is taxed as a life insurance company under Part I of Subchapter L of the Code.

TAXATION OF FIXED ANNUITIES IN GENERAL
Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where the Contract Owner is a natural person.

Non-Natural Owners. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

Exceptions to the Non-Natural Owner Rule. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the payout phase.

Grantor Trust Owned Annuity. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
23 PROSPECTUS

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982, or contracts with investment prior to that date often referred to as Pre-TEFRA cost basis. In those contracts, withdrawals are treated as a return of cost basis until all Pre-TEFRA cost basis is withdrawn. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a total withdrawal under a non‑Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.
You should contact a competent tax advisor about the potential tax consequences of a Market Value Adjustment, as no definitive guidance exists on the proper tax treatment of Market Value Adjustments.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Partial Annuitization. An individual may partially annuitize their non-qualified annuity if the contract permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one of more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.

Withdrawals After the Payout Start Date. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

Distribution at Death Rules. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
•if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;
•if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. This requirement is satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse (as defined by federal law) of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
•if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will trigger the rules under death of the Contract Owner.

Please consult with your tax or legal adviser for additional information.

Taxation of Annuity Death Benefits. Death Benefit amounts are included in income as follows:
•if distributed in a lump sum, the amounts are taxed in year of distribution in the same manner as a total withdrawal, or
•if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

24 PROSPECTUS

Medicare Tax on Net Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59½. However, no penalty tax is incurred on distributions:
•made on or after the date the Contract Owner attains age 59½,
•made as a result of the Contract Owner’s death (or Annuitant’s death when owner is not an individual) or the Contract Owner becoming totally disabled as defined in the Code,
•made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
•made under an immediate annuity (as defined by the Code), or
•attributable to investment in the Contract before August 14, 1982.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments. With respect to non‑Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59½ would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. Not all products may offer a substantially equal periodic payment stream. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

Tax Free Exchanges under Internal Revenue Code Section 1035. A 1035 exchange is a tax-free exchange of a non‑Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contracts. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. Once you begin fixed annuity payments, you are not eligible for a tax-free exchange under Section 1035.

Partial Exchanges. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective October 24, 2011, a partial exchange, from one deferred annuity contract to another deferred annuity contract will qualify for tax deferral. If a distribution from either contract occurs during the 180 day period following the date of the 1035 transfer, the IRS will apply general tax principles to determine the substance and treatment of the transfer. This may include disqualifying the original 1035 exchange or treating the withdrawn funds as a distribution from the original contract. You should consult with a competent tax advisor with respect to withdrawals or surrenders during this 180 day time frame.

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 ½. Your Contract may not permit partial exchanges, please contact us for more information.

Partial exchange from a deferred annuity to long-term care contract. The IRS confirmed in Notice 2011-68 that partial exchanges from a deferred annuity contract to a qualified long-term care insurance contract can qualify as tax-free exchanges under section 1035.

You should consult a competent tax advisor before entering into any transaction of this type.

25 PROSPECTUS

Taxation of Ownership Changes. If you transfer a non‑Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includable in income with respect to such assignment or pledge.

Aggregation of Annuity Contracts. The Code requires that all non-qualified deferred annuity contracts issued by Everlake Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Everlake Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non‑resident alien is someone other than a U.S. citizen or resident alien. We require an IRS Form W-8 at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a fully completed Form W-8. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the annuity contract. You should consult with a competent tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

TAX QUALIFIED CONTRACTS
The income on Qualified Plan investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as an IRA. Tax Qualified Contracts are contracts purchased as or in connection with:
•Individual Retirement Annuities (IRAs) under Code Section 408(b);
•Roth IRAs under Code Section 408A;
•Simplified Employee Pension (SEP IRA) under Code Section 408(k);
•Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
•Tax Sheltered Annuities under Code Section 403(b);
•Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
•State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.

26 PROSPECTUS

Everlake Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan or TSA, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan and TSA limits on distributions and other conditions are not met. Please consult your Qualified Plan or TSA administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans or TSAs.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Everlake Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Everlake Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRA’s, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under federal bankruptcy laws.

Please refer to the section Required Distributions Upon Your Death for a Qualified Annuity for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

Taxation of Withdrawals from an Individually Owned Tax Qualified Contract. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that you invest in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
•made on or after the date the Contract Owner attains age 59½,
•made to a beneficiary after the Contract Owner’s death,
•attributable to the Contract Owner being disabled, or
•made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

“Non-qualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

Required Minimum Distributions. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching the applicable age, or if later, the year in which you retire. However, if the retirement plan account is an IRA or you are a 5% owner of the business sponsoring the retirement plan, the RMDs must begin once you reach the applicable age regardless of whether you are retired. Failure to withdraw the required minimum distribution will result in a 25% excise tax (a 50% excise tax applied prior to tax year 2023) on the shortfall not withdrawn from the Contract. The excise tax on such failures may be further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”)).

If you…	Your applicable age is…
Attained age 70 1/2 on or before December 31, 2019	70 ½
Attained age 72 between January 1, 2020 and December 31, 2022	72
Attain age 72 on or after January 1, 2023 and attain age 73 on or before December 31, 2033	73*
Attain age 74 on or after January 1, 2033	75*
* If you were born in 1959, you should consult your tax advisor regarding your “applicable age,” because it is not clear under SECURE 2.0 whether your “applicable age” is age 73 or age 75.

27 PROSPECTUS

The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Everlake Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

Penalty Tax on Premature Distributions from Tax Qualified Contracts. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59½. However, no penalty tax is incurred on distributions:
•made on or after the date the Contract Owner attains age 59½,
•made as a result of the Contract Owner’s death or total disability,
•made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
•made after separation from service after age 55 (does not apply to IRAs),
•made pursuant to an IRS levy,
•made for certain medical expenses,
•made to pay for health insurance premiums while unemployed (applies only for IRAs),
•made for qualified higher education expenses (applies only for IRAs)
•made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs),
•made for qualified expenses after the birth or adoption of a child ($5,000 limit on expenses incurred within 1 year after birth or adoption), and
•from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after September 11, 2001 for more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call on duty and ending at the close of the active duty period.
•made as a result of the Contract Owner being certified as terminally ill with 84 or less months to live.
•made to individuals who are corrections officers and who are employees of state and local governments.
•made of excess contributions.

During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments on Tax Qualified Contracts. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59½ would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. Not all products may offer substantially equal periodic payment stream.

28 PROSPECTUS

Income Tax Withholding on Tax Qualified Contracts. Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. Taxpayer Identification number is provided, we will automatically withhold the required 10% from the taxable amount. Since we cannot determine the taxable amount of distributions from a Roth IRA, we will not automatically withhold 10%. If you request withholding from a Roth IRA distribution, federal income tax will be withheld on the entire amount distributed. In certain states, if there is federal withholding, then state withholding is also mandatory. Everlake Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
•required minimum distributions, or,
•a series of substantially equal periodic payments made over a period of at least 10 years, or,
•a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,
•hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Everlake Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non‑resident alien is someone other than a U.S. citizen or resident alien. We require an IRS Form W-8 at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a fully completed Form W-8. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the annuity contract. You should consult with a competent tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Charitable IRA Distributions. Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation for tax years beginning with 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to a certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deduction, if any, for charitable contributions. Effective in 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 ½, over (2) the total amount of reductions for all tax years preceding the current tax year.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. You should consult a competent tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation for tax years beginning with 2023) that is made from your IRA to a “split interest entity” can be excluded from your gross income.

29 PROSPECTUS

Individual Retirement Annuities. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.

Roth Individual Retirement Annuities. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).

Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1)The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2)The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3)We receive a complete request for settlement for the death of the Annuitant; and
4)The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
a.The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
b.The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
c.The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.

Simplified Employee Pension IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
30 PROSPECTUS

Savings Incentive Match Plans for Employees (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

Effective January 1, 2023, Roth contributions are permitted for SEP and SIMPLE IRAs. Under SECURE 2.0, employers may offer employees the ability to elect to treat employee and employer contributions (in whole or in part) as made to a Roth IRA.

To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your competent tax advisor.

Tax Sheltered Annuities. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Everlake Life has currently suspended sales of TSA contracts.

Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
•attains age 59½,
•severs employment,
•dies,
•becomes disabled, or
•incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Everlake Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions with employer approval.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Everlake Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
•A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
•An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

31 PROSPECTUS

State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includable in the employees’ gross income until distributed from the plan. Everlake Life no longer issues annuity contracts to employer sponsored Section 457 plans.

Late Rollover Self-Certification. After August 24, 2016, you may be able to apply to rollover a contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. We are not required to accept your self-certification for waiver of the 60-day deadline.

Required Distributions Upon Your Death for a Qualified Annuity. Upon your death under an IRA, Roth IRA, SIMPLE IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

•Prior law. Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).
•The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can take distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this life expectancy rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the life expectancy rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Everlake Life) in order to comply with the new post-death distribution requirements.

32 PROSPECTUS

The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to take the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020.

Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, we will withhold federal income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.

Gifts and Generation-skipping Transfers
The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, the transfer of the contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each contract owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. Additionally, if you transfer your Annuity to another person for less than adequate consideration, there may be federal or state income tax consequences.  The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

33 PROSPECTUS

Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal advisor for more information.

CARES Act Impacts
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.

Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 21, 2021.

Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.

The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
SECURE 2.0 Act Impacts
In 2022, Congress passed the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”)). This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. Many provisions were applicable as of the date of enactment; others applied to taxable year 2023; and certain items impact future years as well.
Withdrawals made for qualified birth or adoption
Restricts the recontribution period to 3 years. Effective for distributions made after the date of the enactment of this Act and retroactively to the 3-year period beginning on the day after the date on which such distribution was received.

Legal Matters
Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Everlake Life Insurance Company’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, Senior Vice President, Chief Legal Officer and Secretary of Everlake Life Insurance Company.

Financial Statements
The financial statements of Everlake Life Insurance Company are located in the Statement of Additional Information.

34 PROSPECTUS

Appendix A: Investment Options Available under the Contract
The following is a list of Guarantee Period Account fixed investment options currently available under the Contracts. We may change the features of the Guarantee Period Accounts listed below, offer new Guarantee Period Accounts, and terminate existing Guarantee Period Accounts. We will provide you with written notice before doing so. For more information, refer to the “Guarantee Periods” section in this prospectus.
Note: If amounts are withdrawn from a Guarantee Period Account before the end of the guarantee period, we may apply a Market Value Adjustment. This may result in a significant reduction to your Contract Value.

Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period Account	1 Year	Not Applicable
Guarantee Period Account	3 Year	Not Applicable
Guarantee Period Account	5 Year	Not Applicable

A-1

Appendix B: Market Value Adjustment Examples
The Market Value Adjustment is calculated for each Guarantee Period Account and based on the following:

I	=	the average daily Treasury Rate for a maturity equal to the term length of the Guarantee Period Account for the week preceding the establishment of the Guarantee Period Account;
J	=	the average daily Treasury Rate for the same maturity as I, for the week preceding our receipt of your withdrawal request; and
N	=	the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.
Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15. If such yields cease to be available in Federal Reserve Bulletin Release H.15, then we will use an alternate source for such information in our discretion.
The Market Value Adjustment factor is determined from the following formula:
.9 × [I-(J + .0025)] × N
The .9 is a factor to approximate the difference between simple and compound interest over time.
The Market Value Adjustment equals the adjustment factor multiplied by the amount withdrawn from a Guarantee Period Account that exceeds the Free Withdrawal Amount for that account.
The MVA formula contains a 0.25% factor that is designed to compensate us for certain expenses and losses that we may incur, either directly or indirectly, from a premature surrender or withdrawal. Thus, even if interest rates remain the same during the period, or decrease by less than 0.25%, the MVA will be negative due to the 0.25% factor. The length of the remaining term will have an effect on the 0.25% factor. For example, if you have 5 years remaining, the 0.25% factor will decrease the withdrawal amount by 1.25%.

Examples Of Market Value Adjustment
Purchase Payment:	$10,000 allocated to the same Guarantee Period Account
Guarantee Period:	5 years
Annualized Effective Interest Rate:	4.50%
Full Withdrawal:	Beginning of Contract Year 5
Contract Value at time of full surrender	$11,925.19
NOTE: These examples assume that premium taxes are not applicable.

Example 1: (Assumes Declining Interest Rates)
Step 1: Calculate Contract Value at Beginning of Contract Year 5:	= $11,925.19
Step 2: Calculate the Amount in excess of the Free Withdrawal Amount:	Free Withdrawal Amount (.10 × $11,925.19) = $1,192.52 Amount in Excess: $11,925.19 - $1,192.52 = $10,732.67
Step 3: Calculate the Withdrawal Charge:	.06 × $10,732.67 = $643.96
Step 4: Calculate the Market Value Adjustment:	I = 4.50%
J = 4.20%
N = 1 year
Market Value Adjustment Factor: .9 × [I - (J + .0025)] × N
= .9 × [.045 - (.042 + .0025)] × 1= .00045
Market Value Adjustment = Market Value Adjustment Factor × Amount Subject To Market Value Adjustment:
= .00045 × $10,732.67 = $4.83
Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the beginning of Contract Year 5:	=$11,925.19 - $643.96 + $4.83 = $11,286.06
B-1

Example 2: (Assumes Rising Interest Rates)
Step 1: Calculate Contract Value at Beginning of Contract Year 5:	= $11,925.19
Step 2: Calculate the Amount in excess of the Free Withdrawal Amount:	Free Withdrawal Amount (.10 × $11,925.19) = $1,192.52 Amount in Excess: $11,925.19 - $1,192.52 = $10,732.67
Step 3: Calculate the Withdrawal Charge:	= .06 × $10,732.67 = $643.96
Step 4: Calculate the Market Value Adjustment:
I = 4.50%
J = 4.80%
N = 1 year
Market Value Adjustment Factor: .9 × [I - (J + .0025)] × N
=.9 × [(.045 - (.048 + .0025)] × 1= -0.00495
Market Value Adjustment = Market Value Adjustment Factor × Amount Subject To Market Value Adjustment:
= -.00495 × $10,732.67 = -($53.13)

Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the beginning of Contract Year 5:	= $11,925.19 - $643.96 - $53.13 = $11,228.10
B-2

We have filed a Statement of Additional Information, dated May 1, 2026, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts and Everlake Life Insurance Company, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, please write to us at P.O. Box 83328, Lincoln, NE 68501, or call us at 1-844-953-2815. You may also contact us at the same number to request other information about the Contract and to make investor inquiries.

SEC reports and other information about Everlake Life are also available to the public at the SEC’s website at http://www.sec.gov. Copies of any of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000268901
PRO-CHRT-26

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026

Everlake ChoiceRate AnnuitySM

Everlake Life Insurance Company
P.O. Box 83328
Lincoln, NE 68501
1-844-953-2815

This Statement of Additional Information ("SAI") is not a prospectus. Please review the Prospectus dated May 1, 2026, which contains information concerning the Contract described above. You may obtain a copy of the Prospectus without charge by calling us at 1-844-953-2815, going to https://www.everlakelife.com/policies-contracts/annuities/deferred-annuities/, or writing to us at the address above.

This Statement of Additional Information uses the same defined terms as the prospectus for the Contract, except as specifically noted.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Everlake Life Insurance Company
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
PURCHASE OF SECURITIES BEING OFFERED
UNDERWRITERS
Principal Underwriter
Offering and Commissions
INCOME PAYMENTS
EXPERTS
FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY

Everlake Life Insurance Company. Everlake Life Insurance Company (“ELIC”, formerly known as Allstate Life Insurance Company) was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. ELIC previously offered life insurance and annuity products. In this document, we refer to Everlake Life Insurance Company as “ELIC” or the “Company”.
ELIC is a wholly owned subsidiary of Everlake US Holdings Company, which is wholly owned by Everlake US Parent Company, a wholly owned subsidiary of Everlake Holdings, LP.

Prior to November 1, 2021, the Company was wholly owned by Allstate Insurance Company, which is ultimately a wholly owned subsidiary of The Allstate Corporation.
On January 26, 2021, Allstate Insurance Company entered into a purchase agreement with Everlake US Holdings Company (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc., to sell the Company and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021, and the sale of the Company and certain affiliates was completed on November 1, 2021, at which time Everlake US Holdings Company became the parent of the Company. Subsequently, the Company was renamed to Everlake Life Insurance Company.

We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Cyber Security Risk. We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Contract, your inability to conduct transactions under your Contract, our inability to calculate your Contract’s Values, and the disclosure of your personal or confidential information. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information system failures (e.g. hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, (including the processing of orders from our website or with the Portfolios), impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we, the Portfolios or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Business Continuity Risk. We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Policies. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract Values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer being offered for sale. Existing Contract owners may continue to allocate account value to the Guarantee Period Accounts offered under the Contract.
UNDERWRITERS

Principal Underwriter. Everlake Distributors, L.L.C, ("EDLLC") served as principal underwriter and distributor of the Contracts. EDLLC is direct wholly owned subsidiary of Everlake Life Insurance Company ("Everlake Life"). EDLLC is a registered broker dealer under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA. The principal business address for EDLLC is 3100, Suite 303, Sanders Road, Northbrook, IL 60062-7127.

Offering and Commissions. Since March 31, 2010, the Contract is no longer offered for sale. Outstanding Contracts were sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. EDLLC received no underwriting commissions in connection with the Contracts during the past three fiscal years.

Other Payments
The underwriting agreement with EDLLC provides that Everlake Life will reimburse EDLLC for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

INCOME PAYMENTS

Information about the income plans offered under your Contract are described in the “Payout Phase” section of the Prospectus.

EXPERTS

The statutory-basis financial statements of Everlake Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report which expresses an unqualified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL.

FINANCIAL STATEMENTS

The financial statements of Everlake Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, are incorporated herein by reference to the Everlake Life Insurance Company Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 10, 2026.

PART C
OTHER INFORMATION

ITEM 27. EXHIBITS
As a result of the sale on November 1, 2021, by Allstate Insurance Company of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation, Allstate Life Insurance Company changed its name to Everlake Life Insurance Company (“Everlake Life”) and Allstate Distributors, LLC changed its name to Everlake Distributors, LLC (“Everlake Distributors” or “EDLLC”). Accordingly, references in the exhibits below to “Allstate Life” and “Allstate Distributors” are solely for historical purposes and should be read to refer to Everlake Life and Everlake Distributors, respectively, as applicable. In addition, certain other exhibits are retained for historical reference.

(a) Not applicable.
(b) Not applicable.
(c)(i) Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC (successor in interest to ALFS, Inc.) effective January 1, 2005. Filed Herewith.
(c)(ii) Amendment to Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC effective April 28, 2008. Filed Herewith.
(c)(iii) Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements between ALFS, Inc. and Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Distributors, LLC, Allstate Financial Services, LLC & Lincoln Benefit Life Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-3 Registration Statement of Allstate Life Insurance Company, SEC File No. 333-220832, filed on November 3, 2017).
(c)(iv)Amendment to Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC, made and entered into on January 12, 2022. Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-1 Registration Statement of Everlake Life Insurance Company, SEC File No. 333-237708, filed on March 30, 2022.
(d) Form of Single Premium Deferred Annuity Certificate (Incorporated herein by reference to Registrant's initial Form S-3 Registration Statement (File No. 333-105208) dated May 13, 2003.)
(e) Form of Single Premium Deferred Annuity Application (Incorporated herein by reference to Registrant's initial Form S-3 Registration Statement (File No. 333-105208) dated May 13, 2003.)
(f)(i)Amended and Restated Articles of Incorporation of Allstate Life Insurance Company dated November 8, 2021. Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-1 Registration Statement of Everlake Life Insurance Company, SEC File No. 333-237708, filed on March 30, 2022.
(f)(ii)By-Laws of Everlake Life Insurance Company dated November 1, 2021. Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-1 Registration Statement of Everlake Life Insurance Company, SEC File No. 333-237708, filed on March 30, 2022.
(g) Funds Withheld Reinsurance Agreement between Allstate Life Insurance Company and Everlake Reinsurance Limited effective November 1, 2021. Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-1 Registration Statement of Everlake Life Insurance Company, SEC File No. 333-237708, filed on March 30, 2022.
(h) Not applicable.
(i) Expense Sharing and Services Agreement, dated November 1, 2021, by and among Everlake Holdings, LP, Everlake US Parent Company, Everlake US Holdings Company, Everlake Reinsurance Limited, Everlake Services Company, Everlake Life Insurance Company, Everlake Assurance Company, Everlake Life Insurance Company Reinsurance Company, Everlake Assignment Company, Everlake Settlement Corporation, Everlake International Assignments, Ltd., Everlake Distributors, LLC, AIMCO Private Fund I Holdings, LLC, AIMCO Private Fund I, LLC, as amended effective November 1, 2021. Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company, SEC File No. 333-237708, filed on March 30, 2022.

(j) Not applicable.
(k) Opinion and Consent of General Counsel. Filed Herewith.
(l) Consent of Independent Auditors. Filed Herewith.
(m) Not applicable.
(n) Not applicable.
(o) Not applicable.
(p) Powers of Attorney for Angela K. Fontana, Johnny Johns, Laurie Harris, Michael Hartt, Michael Hovey, Ted Johnson, Tyler Largey, Philip Sherrill, Susan Voss, and Bonnie Wasgatt. Filed Herewith.
(q) Not applicable.
(r) Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF EVERLAKE LIFE INSURANCE COMPANY

Name and Principal Business Address*	Positions and Offices with Everlake Life Insurance Company
Rebecca Baldwin	Vice President
Beth Drinan	Vice President and Head of Internal Audit
Sonya Ekart	Vice President and Assistant Secretary
Angela Fontana	Director, Senior Vice President, Chief Legal Officer and Secretary
Michael Gambler	Head of Information Security
Laurie Harris	Director
Michael Hartt	Senior Vice President and Chief Accounting Officer
Michael Hovey	Director and Chairman of the Board
Christine Husted	Vice President, Head of Investments and Treasurer
Johnny Johns	Director
Ted Johnson	Director, Senior Vice President and Chief Financial Officer
Rebecca Kennedy	Senior Vice President and Chief Operations Officer
Tracy Kirchhoff	Chief Compliance, Ethics and Privacy Officer
Tyler (Doney) Largey	Director, President and Chief Executive Officer
Michael Murphy	Appointed Actuary
Steven Napoli	Illustration Actuary
Theresa Resnick	Senior Vice President and Actuary
Philip Sherrill	Director
Jeremy Vessels	Senior Vice President and Chief Development Officer
Susan Voss	Director
Bonnie Wasgatt	Director
Yiping Yang	Senior Vice President and Chief Actuary
Rui Zhang	Vice President and Head of Risk
Alexandros Zoppos	Senior Vice President and Chief Technology Officer
*The principal business address of each of the officers and directors listed above is 3100 Sanders Road, Suite 303, Northbrook, IL 60062.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Direct and Indirect delegation of all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to the Joint Shareholder Committee.
Joint Shareholder Committee (Everlake US Holdings Company)
Everlake Holdings, LP (Cayman Islands)
Everlake US Parent Company (Delaware)
Everlake US Holdings Company (Delaware)
Everlake Services Company (Delaware)
Everlake Life Insurance Company (Illinois)
Everlake Reinsurance Limited (Cayman Islands)
ELIC Reinsurance Company (South Carolina)
Everlake Assignment Company (Nebraska)
Everlake International Assignments, Ltd. (Delaware)
Everlake Settlement Corporation (Nebraska)
Everlake Private Fund I, LLC (Delaware)
Everlake Private Fund I Holding, LLC (Delaware)
Everlake Assurance Company (Illinois)
Everlake Distributors, LLC (Delaware)

Everlake Life Insurance Company is a life insurance company organized under the laws of the State of Illinois (“Everlake Life”) and is a direct wholly owned subsidiary of Everlake US Holdings Company, a holding company incorporated in the state of Delaware. Everlake US Holdings Company is a direct wholly owned subsidiary of Everlake US Parent Company, a holding company incorporated in the state of Delaware, which is a direct wholly owned subsidiary of Everlake Holdings, LP, a Cayman Islands limited partnership, whose general partner is Blackstone ISG Investment Partners – A Management Associates (Cayman) – NQ L.P., a Cayman Islands exempted limited partnership (“BISG Management Associates”). BISG Management Associates is an indirect subsidiary of Blackstone Inc., a Delaware corporation, which is a publicly traded company listed on the New York Stock Exchange under the ticker symbol “BX” (“Blackstone”). Pursuant to the terms of the Joint Shareholder Committee Agreement, dated November 1, 2021 (as amended, the “Joint Shareholder Committee Agreement”), Everlake US Holdings Company, Everlake US Parent Company, Everlake Holdings, LP, BISG Management Associates and the other entities that otherwise would directly or indirectly control Everlake US Holdings Company, including Blackstone (collectively, the “Delegating Persons”), established and delegated all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to a joint shareholder committee (the “Shareholder Committee”) comprised of three employees of Blackstone with the title of managing director or any equivalent or senior title. The Shareholder Committee possesses and is entitled to exercise rights attendant to the shares of Everlake US Holdings Company held by the Delegating Persons and, as such, its primary role is to consider and vote on matters appropriate for Everlake US Holdings Company’s shareholders, including the election of members of Everlake US Holding Company’s Board of Directors.

ITEM 30. INDEMNIFICATION
The By-laws of Everlake Life Insurance Company ("Registrant") provide that Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date.
The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.
ITEM 31. PRINCIPAL UNDERWRITERS

(a) Everlake Distributors, L.L.C, ("EDLLC") serves as principal underwriter and distributor of the securities of the following investment companies:
•Everlake Life Insurance Co Variable Annuity Separate Account C
•Everlake Life Variable Life Separate Account A
•Everlake Financial Advisors Separate Account I
•Lincoln Benefit Life Variable Annuity Account
•Lincoln Benefit Life Variable Life Account

(b) The directors and officers of EDLLC, the principal underwriter for the contracts described in this registration statement (“Contracts”), are as follows:

Name	Position with Distributor
Tyler (Doney) Largey	Manager and Chairman of the Board
Angela Fontana	Manager, Senior Vice President, Chief Legal Officer and Secretary
Rebecca Kennedy	Manager, President and Chief Executive Officer
Tracy Kirchhoff	AML Officer
Julie Harrigan	Treasurer, Controller & Financial and Operations Principal (FINOP)
Michael Hartt	Senior Vice President and Chief Accounting Officer
Patrick Jeneske	Chief Compliance Officer
Sonya Ekart	Vice President and Assistant Secretary
Christine Husted	Vice President and Assistant Treasurer

(c) Compensation from the Registrant

The following commissions and other compensation were received by Everlake Distributors, the principal underwriter of the Contracts, directly or indirectly, from the Registrant for the year ended December 31, 2025.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commission	(5) Other Compensation
Everlake Distributors, L.L.C.	N/A	N/A	$0	N//A

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT

Name of the Contract	Number of Contracts outstanding	Total value attributable to Fixed Option subject to a Contract Adjustment	Number of Contracts sold during prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Everlake ChoiceRate AnnuitySM	506	$35,454,059.30	N/A (no longer sold)	N/A (single premium)	$4,234,850.95	No
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Everlake Life and EDLLC are both located at 3100 Sanders Road, Suite 303, Northbrook, Illinois 60062. Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

ITEM 33. MANAGEMENT SERVICES

Not applicable.
ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS
(a) Not applicable.
(b) Everlake Life undertakes to file, with respect to Fixed Options subject to a Contract Adjustment, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement to include any prospectus required by section 10(a)(3) of the Securities Act and that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment should be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 13th day of April, 2026.

EVERLAKE LIFE INSURANCE COMPANY
(REGISTRANT)
By: /s/ ANGELA K. FONTANA
Angela Fontana
Senior Vice President,
Chief Legal Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 13th day of April, 2026.

/s/ Angela K. Fontana	Director, Senior Vice President, Chief Legal Officer and Secretary
Angela K. Fontana

*/Johnny Johns	Director
Johnny Johns

*/ Laurie L. Harris	Director
Laure L. Harris

*/ Michael Hartt	Senior Vice President and Chief Accounting Officer
Michael Hartt

*/ Michael W. Hovey	Director and Chairman of the Board
Michael W. Hovey

*/ Ted M. Johnson	Director, Senior Vice President and Chief Financial Officer
Ted M. Johnson

*/ Tyler E. Largey	Director, President and Chief Executive Officer
Tyler E. Largey

*/Philip Sherrill	Director
Philip Sherrill

*/ Susan E. Voss	Director
Susan E. Voss

*/ Bonnie G. Wasgatt	Director
Bonnie G. Wasgatt

* By: Angela K. Fontana, pursuant to Power of Attorney

INDEX TO EXHIBITS
TO REGISTRATION STATEMENT ON FORM N-4

EXHIBIT NO.	DESCRIPTION
27(c)(i)	Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC (successor in interest to ALFS, Inc.) effective January 1, 2005.

27(c)(ii)	Amendment to Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC effective April 28, 2008.

27(k)	Opinion and Consent of Counsel

27(l)	Consent of Independent Auditors

27(p)	Powers of Attorney for Angela K. Fontana, Johnny Johns, Laurie Harris, Michael Hartt, Michael Hovey, Ted Johnson, Tyler Largey, Philip Sherrill, Susan Voss, and Bonnie Wasgatt.